UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 20, 2008 (August 14, 2008)
GLOBAL INDUSTRIES, LTD.
(Exact name of registrant as specified in its charters)

Louisiana (State or Other Jurisdiction of Incorporation or Organization)	0-21086 (Commission File Number)	72-1212563 (I.R.S. Employer Identification No.)

8000 Global Drive	70665
P.O. Box 442, Sulphur, LA	70664-0442
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (337) 583-5000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On August 14, 2008, Global Industries, Ltd. (the “Company”) entered into a change-in-control agreement (the “Agreement”) with Jeffrey Levos, the Company’s Senior Vice President and Chief Financial Officer, which sets forth certain understandings concerning the impact of a “change-in-control” on Mr. Levos.
The Agreement provides for certain benefits upon a change-in-control, including:
•	immediate vesting of all outstanding restricted stock awards;

•	target level payout of all outstanding performance unit awards in the form of Company shares, as though the entire performance period had been completed; and

•	a cash payment equal to the number of unvested option awards outstanding times the excess of the closing price of the Company’s stock on the date immediately prior to the change-in-control over the exercise price of the stock options (in return for which, all such options would be surrendered to the Company and cancelled).
Additionally, following a change-in-control, if Mr. Levos’ employment is terminated other than for “cause”, or he resigns for “good reason” within two years following a “change-in-control” of the Company, then he will be eligible for the certain benefits under the Agreement, including:
•	a cash payment equal to three times (a) annual base salary and (b) the current target bonus or, if higher, the highest bonus payout received over the previous five (5) years; and

•	a cash payment for unvested contributions under the Company’s 401(k) plan as of the date of termination.
The initial term of the Agreement continues until December 31, 2009, and shall be automatically extended for successive one year terms unless the Company notifies Mr. Levos 30 days prior to January 1st of any subsequent year that the Company does not wish to extend the term of the Agreement. The timing of these payments will be consistent with IRC Section 409A.
The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02(e).

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits. 10.1 Change-In-Control Agreement, dated as of August 14, 2008, between Global Industries, Ltd. and Jeffrey Levos.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INDUSTRIES, LTD.
Date: August 20, 2008	By:	/s/ Peter S. Atkinson
		Name:	Peter S. Atkinson
		Title:	President

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1	Change-In-Control Agreement, dated as of August 14, 2008, between Global Industries, Ltd. and Jeffrey Levos.